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                                                                      EXHIBIT 22

                           HARKEN ENERGY CORPORATION

                           WHOLLY OWNED SUBSIDIARIES

CORPORATIONS:                                                                   NOTES:
- ---------------------------------------------------------------------------  ----------------
AEX, Inc.                                                                    *
Fisher-Webb, Inc.                                                            **
Harken Exploration Company                                                   *****
Harken Acquisition Company                                                   *
D-FW Resources Management, Inc.                                              *
Kendrick & Mulligan Oil & Gas, Inc.                                          *
KMI Acquisition Corporation                                                  *
Kennedy & Mitchell, Inc.                                                     ***
KMI Capital Corporation                                                      *
Harken International, Ltd.                                                   *****
Burns Drilling Company, Inc.                                                 ****
Supreme Well Service Company                                                 *****
Harken Bahrain Oil Company                                                   ****
Harken de Colombia, Ltd.                                                     ****
Harken de Mexico, Ltd.                                                       ****
Harken de Venezuela, Ltd.                                                    ****
Harken de Bolivia, Ltd.                                                      ****
Chuska Resources Corporation                                                 *****
Sunfield Energy Company                                                      *******
Chuska Gulf Resources, Inc.                                                  *******
Double "R", Inc.                                                             *******
Harken Southwest Corporation                                                 ******

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Notes:
*        Wholly Owned Subsidiary of Harken Exploration Company
**       Wholly Owned Subsidiary of Burns Drilling Company, Inc. (Merged)
***      Wholly Owned Subsidiary of KMI Acquisition Company
****    Wholly Owned Subsidiary of Harken International, Ltd.
*****   Wholly Owned Subsidiary of Harken Energy Corporation
******  Wholly Owned Subsidiary of Double "R", Inc.
******* Wholly Owned Subsidiary of Chuska Resources Corporation